================================================================================

                                  SCHEDULE 14C
                                 (Rule 14c-101)

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement     [ ] Confidential, For Use of
                                               the Commission Only (as permitted
                                               by Rule 14c-5(d)(2))

[X]  Definitive Information Statement



                               WHISTLER INVESTMENTS, INC.
                (Name of Registrant as Specified in Its Charter)



      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required

      [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:   n/a

      (2) Aggregate number of securities to which transaction applies:      n/a

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
          the filing fee is calculated and state how it was determined):    n/a

      (4) Proposed maximum aggregate value of transaction:                  n/a

      (5) Total fee paid:                                                   n/a

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provide by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:                                           n/a

      (2) Form, Schedule or Registration Statement No.:                     n/a

      (3) Filing Party:                                                     n/a

      (4) Date Filed:                                                       n/a

                           WHISTLER INVESTMENTS, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 7, 2005

                                Las Vegas, Nevada
                                February 11, 2005

         A Special Meeting of Stockholders (the "Special Meeting") of Whistler Investments, Inc., a Nevada corporation (the "Company"), will be held at the Port O'Call Hotel, 1935 McKnight Blvd., NE, Calgary, Alberta, Canada T2E 6V4, on Monday, March 7, 2005, at 8:00 A.M. (local time) for the following purposes:

            1. To amend the Articles of Incorporation of the Company to change the name of the Company from Whistler Investments, Inc. to Hybrid Technologies, Inc.; and

           2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on February 8, 2005, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

            Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         All stockholders are cordially invited to attend the meeting.


                                           By Order of the Board of Directors,

                                           /s/ Holly Roseberry
                                           -------------------------------------
                                               Holly Roseberry
                                           President and Chief Executive Officer

Approximate Date of Mailing of this Information Statement:  February 11, 2005

                               WHISTLER INVESTMENTS, INC.
         5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada 89110

                              INFORMATION STATEMENT

               Special Meeting of Stockholders to be Held March 7, 2005

         This Information Statement is being furnished by Whistler Investments, Inc., a Nevada corporation ("Whistler" or the "Company"), to holders of its common stock of record February 8, 2005 (the "Record Date") in connection with a Special Meeting of Stockholders (the "Special Meeting") to be held at the Port O'Call Hotel, 1935 McKnight Blvd., NE, Calgary, Alberta, Canada T2E 6V4, on March 7, 2005, at 8:00 A.M. (local time), and any adjournment or postponement thereof.

         At such meeting, stockholders will consider and act upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company from Whistler Investments, Inc. to Hybrid Technologies, Inc.

         The amendment to the Company's Certificate of Incorporation (the "Certificate of Amendment") is more fully described below, and a copy of the Certificate of Amendment is attached as Appendix "A". Stockholders of the Company should consider carefully the matters discussed in this Information Statement before casting their vote.

         You are entitled to vote at the Special Meeting if you owned shares of Whistler's Common Stock as of the close of business on the Record Date, February 8, 2005. You will be entitled to cast one vote for each share of Common Stock that you owned as of that time. As of that date, we had 61,855,752 shares of Common Stock outstanding.

         Stockholders who own in excess of 50% of the Company's outstanding Common Stock have advised us that they intend to vote in favor of the proposal set forth above. It is anticipated, therefore, that the proposal will be approved.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         You should rely only on the information or representations provided in or referred to in this Information Statement. Whistler has not authorized anyone else to provide you with information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the cover page of this document.

                              MATTER TO BE VOTED ON



Amendment of Articles of Incorporation

         The Board of Directors proposes to amend Whistler's Articles of Incorporation to change the name of the Company from Whistler Investments, Inc. to Hybrid Technologies, Inc. The Board of Directors determined that it would be appropriate that the name of the Company more accurately reflect the Company's business and licensed technology. In many cases, the Company's licensed power pack technology would be used in conjunction with power generated from other sources, such as solar and wind power. The name "Hybrid Technologies" would reflect that many applications of our technologies will involve the combination of multiple technologies for the generation of power.



            Recommendation of Management and Required Vote for Approval

The Board of Directors HAS DECLARED THAT the amendment to the Company's Articles of Incorporation described above IS ADVISABLE.

            The Board of Directors has unanimously approved the Amendment to our Articles of Incorporation and recommended that the Amendment be submitted to the stockholders of the Company for approval. The vote required for approval of the proposal to amend the Articles of Incorporation to change the name of the Company from Whistler Investments, Inc. to Hybrid Technologies, Inc. is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Under Nevada law, there are no dissenters' rights of appraisal with respect to this proposal to amend our Articles of Incorporation.

            If this proposal is approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation to change the name of the Company from Whistler Investments, Inc. to Hybrid Technologies, Inc. as soon as practicable after the date of the Special Meeting. The Certificate of Amendment would amend the Company's Articles of Incorporation and would be in the form of the Certificate of Amendment attached hereto as Appendix A.





                                  OTHER MATTERS

            The Board of Directors knows of no other business that will be presented to the Special Meeting.

                                            By Order of the Board of Directors,

                                            /s/ HOLLY ROSEBERRY
                                           -------------------------------------
                                                HOLLY ROSEBERRY, PRESIDENT
Las Vegas, Nevada
February 11, 2005

                                   APPENDIX A



              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
              -----------------------------------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------
          (Pursant to NRS 78.385 and 78.390 - After issuance of Stock)


1. Name of corporation: Whistler Investments, Inc.

2. The articles have been amended as follows: Article I of the Articles of Incorporation of the corporation is deleted in its entirety and the following is substituted therefor:

    " Article I. The name of the corporation is Hybrid Technologies, Inc."


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________ shares voted in favor of the amendment out of _________________ shares outstanding and entitled to vote.

4. Officer Signature:    ____________________________________________________
                         Holly Roseberry, President and Chief Executive Officer